UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2007

TALLY HO VENTURES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-104631	43-1988542
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Them. Dervis Street, 3rd Floor, CY-1066 Nicosia, Cyprus
(Address of principal executive offices)

011-352 2630 1540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into material Definitive Agreement

On September 4, 2007, Tally Ho Ventures, Inc. d/b/a Premier Wealth Management (the “Company”) completed an acquisition relating to its acquisition of assets of Starobin Partners, Inc., a United States based holding company that holds equity interests in a wide range of private and publicly traded companies, in exchange for issuance of 750,000 shares of the Company’s Common Stock pursuant to a written agreement among the parties.

Item 8.01 Other Matters

On August 30, 2007 the Company issued a press release relating to an acquisition of assets of Starobin Partners, Inc. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Report:

Exhibit Number	Description

99.1	Press Release of the Company, dated August 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TALLY HO VENTURES, INC. (Registrant)

Dated: September 7, 2007	By:	/s/ Nigel Gregg
Nigel Gregg
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company, dated August 30, 2007